Cash Dividends	3 Months Ended
Mar. 31, 2014
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Cash Dividends

12. Cash Dividends

On February 26, 2014, the Company’s Board of Directors approved a cash dividend of $0.26 per share. The cash dividend was paid on March 28, 2014, to each stockholder of record on March 14, 2014. Cash dividends aggregated $111 million and $56 million for the three months ended March 31, 2014 and 2013, respectively. The declaration and payment of future dividends is at the discretion of the Company’s Board of Directors and will be dependent upon the Company’s results of operations, financial condition, capital requirements and other factors deemed relevant by the Company’s Board of Directors.